UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Explanatory Note

As previously disclosed, on June 21, 2022, ProFrac Holding Corp. (“ProFrac”) and U.S. Well Services, Inc. (“USWS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among ProFrac, USWS and Thunderclap Merger Sub I, Inc., an indirect subsidiary of ProFrac (“Merger Sub”). The Merger Agreement provides that Merger Sub will merge with and into USWS, with USWS surviving the merger as the surviving corporation and an indirect subsidiary of ProFrac (the “Merger”).

Pursuant to the Merger Agreement, the parties filed a proxy statement/information statement/prospectus that was (1) included in the Registration Statement on Form S-4 (File No. 333-267168) (the “Registration Statement”) filed by ProFrac with the Securities and Exchange Commission (the “SEC”) on August 30, 2022, as amended by Amendment No. 1 to the Registration Statement, filed by ProFrac with the SEC on September 22, 2022 and declared effective by the SEC on September 28, 2022, (2) filed by ProFrac with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 28, 2022, (3) in the Definitive Proxy Statement on Schedule 14A filed by USWS on September 28, 2022, and (4) sent by USWS to its Class A common stockholders commencing on September 28, 2022. The information contained in this supplemental disclosure is incorporated by reference into the proxy statement/information statement/prospectus. Terms used in this supplemental disclosure, but not otherwise defined, have the meanings ascribed to such terms in the proxy statement/information statement/prospectus.

Following the announcement of the entry into the Merger Agreement, certain alleged USWS stockholders filed separate individual actions in federal court against USWS and its board of directors. As of October 17, 2022, those actions were: McGowan v. U.S. Well Services, Inc., et al., C.A. No. 22-cv-07518 (S.D.N.Y. Sept. 2, 2022), Wilson v. U.S. Well Services, Inc. et al., C.A. No. 22-cv-01340-UNA (D. Del. Sept. 11, 2022), and Brian Jones v. U.S. Well Services, Inc. et al., C.A. No. 22-cv-08625 (S.D.NY. Oct. 11, 2022). Other alleged stockholders have made demands of USWS in connection with the Merger, alleging violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended.

USWS and the other named defendants deny that they have violated any laws or breached any duties to USWS’ stockholders and believe that these lawsuits and demands are without merit and that no supplemental disclosure is required to the proxy statement/information statement/prospectus under any applicable law, rule or regulation. However, solely in an effort to mitigate the burden and expense of litigation and to avoid any possible disruption to the Merger that could result from further litigation, ProFrac and USWS are providing the supplemental disclosures set forth below, which should be read in conjunction with the proxy statement/information statement/prospectus in its entirety. Nothing in this supplemental disclosure is to be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The following disclosure supplements the discussion beginning on page 81 of the proxy statement/information statement/prospectus under the heading “Background of the Merger.”

In addition to entering into a confidentiality agreement with ProFrac, USWS entered into confidentiality agreements with two other counterparties for the purpose of discussing a possible strategic investment or business combination with such counterparties. These counterparties are identified as Company A and Company B on page 84 of the proxy statement/information statement/prospectus. Each of these confidentiality agreements was substantially the same as the confidentiality agreement between USWS and ProFrac, except that one of the agreements included a provision that restricted the management of the counterparty, which was not ProFrac, from engaging in certain acts seeking to influence the board or management of USWS. These restrictions expired one year from its execution date. These additional restrictions would not preclude any potentially interested parties from making superior offers to USWS or its board and management. None of the agreements contained “standstill” provisions or “don’t ask, don’t waive” provisions.

At no point during the discussions between the parties that are summarized under the heading “Background of the Merger” were any discussions held between representatives of ProFrac and USWS regarding post-transaction employment opportunities or compensation for USWS’ employees.

The following disclosure supplements the discussion beginning on page 113 of the proxy statement/information statement/prospectus under the heading “USWS Prospective Financial Information.”

Management of USWS prepared the USWS projections described in the proxy statement/information statement/prospectus. The USWS projections described in the proxy statement/information statement/prospectus were provided to Piper Sandler and Piper Sandler included these projections in its summary materials presented to the USWS Special Committee, and subsequently, to the USWS Board.

In addition, management of USWS prepared certain projections of ProFrac that were provided to Piper Sandler. Piper Sandler included these projections in its summary materials presented to the USWS Special Committee, and subsequently, to the USWS Board.

The following table and other information below is a summary of the ProFrac projections prepared by USWS management and provided to Piper Sandler (dollars in millions, except as noted).

	Management Projections Fiscal Year Ending December 31
	2022E	2023E	2024E	2025E	2026E
Revenue	$2,165	$2,917	$3,130	$3,287	$3,451
Gross Profit(1)	769	1,071	1,221	1,233	1,294
Adjusted EBITDA(2)	635	930	986	1,068	1,122
Free Cash Flow(3)	364	636	793	855	897

(1)	Gross profit is defined as total revenue less cost of sales as adjusted to exclude depreciation and amortization, stock-based compensation and other non-cash costs.
(2)

Adjusted EBITDA is defined as net income plus income tax expense (benefit), stock-based compensation, net interest expense, depreciation and amortization, other non-cash costs and one-time or non-recurring expenses.

(3)	Free cash flow is defined as Adjusted EBITDA less total capital expenditures.

The following line item supplements the base case projections table on page 114 of the proxy statement/information statement/prospectus under the heading “USWS Prospective Financial Information.”

	Management Projections Fiscal Year Ending December 31
	2022E	2023E	2024E	2025E	2026E
EBITDA(1)	$53	$166	$193	$195	$196

(1)

EBITDA is defined as non-GAAP Net Income (Loss), plus income tax expense (benefit), net interest expense, stock-based compensation, depreciation and amortization, other non-cash charges and other management adjustments.

The following line item supplements the downside projections table on page 114 of the proxy statement/information statement/prospectus under the heading “USWS Prospective Financial Information.”

	Management Projections Fiscal Year Ending December 31
	2022E	2023E	2024E	2025E	2026E
EBITDA(1)	$47	$91	$112	$115	$118

(1)

EBITDA is defined as non-GAAP Net Income (Loss), plus income tax expense (benefit), net interest expense, stock-based compensation, depreciation and amortization, other non-cash charges and other management adjustments.

The following disclosure supplements the discussion beginning on page 121 of the proxy statement/information statement/prospectus under the heading “Piper Sandler’s Relationship.”

As described in the proxy statement/information statement/prospectus, the total transaction fee payable to Piper Sandler is $7.5 million, of which $6.5 million is contingent on the closing of the Merger. Piper Sandler received a $1.0 million fee from USWS upon rendering its fairness opinion, which will be credited towards the advisory fee payable to Piper Sandler upon the closing of the Merger. As such, $6.5 million of Piper Sandler’s fee remains contingent on the closing of the Merger.

In addition to the fairness opinion fee of $1.0 million paid to Piper Sandler in June 2022, during the two years prior to the entry of the Merger Agreement, Piper Sandler was paid approximately $7.4 million in aggregate fees by USWS for the following services:

•	Financial advisory services related to USWS’ issuance of Series B Redeemable Convertible Preferred Stock in March 2020.

•	Commissions paid to Piper Sandler as placement agent pursuant to USWS’ ATM program from July 2020 to March 2022.

•	Financial advisory services related to USWS’ issuance of Convertible Senior Secured (Third Lien) PIK Notes in June 2021.

•	Financial advisory services related to USWS’ entry into an amendment to USWS’ Senior Secured Term Loan Credit Agreement to allow USWS to borrow last-out term loans.

•	Financial advisory services related to USWS’ entry into equipment financings with Equify Financial, LLC in July 2022 and October 2022.

The following disclosure supplements the discussion beginning on page 120 of the proxy statement/information statement/prospectus under the heading “Select Comparable Transaction Analyses.” The table below replaces the seven bullet points listed under such heading.

Transaction	Date of Transaction	Transaction Value at Announcement ($, millions)
ProFrac / FTSI	2022	408
NexTier Oilfield Solutions Inc. / Alamo Pressure Pumping	2021	268
Liberty / OneStim (Schlumberger)	2020	448
ProPetro / Pioneer Natural Resources Pressure Pumping Assets	2018	333
Matlin & Partners Acq. Corp. / USWS	2018	609
STEP Energy Services / Tucker Energy Services	2018	275
Keane Group / RockPile Energy	2017	285

The following disclosure supplements the discussion beginning on page 120 of the proxy statement/information statement/prospectus under the heading “Discounted Cash Flow Analysis.”

The value of the NOLs for the purposes of conducting the discounted cash flow analysis, which was $92 million, was based on the value of the NOLs as determined by USWS and disclosed on USWS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 30, 2022. Piper Sandler did not separately value the NOLs.

The following disclosure supplements the discussion beginning on page 121 of the proxy statement/information statement/prospectus under the heading “Contribution Analysis.”

The following table and other information below is a summary of the consensus analyst recommendations with respect to both USWS and ProFrac: projections prepared by USWS management and provided to Piper Sandler.

Analyst Recommendations – ProFrac(1)

							2022P		2023P
Research Institution	Recommendation	Publication Date		Price as of Publication Date ($)	Target Price ($)	Premium to Current Price(2)	Revenue ($, millions)	EBITDA ($, millions)	Revenue ($, millions)	EBITDA ($, millions)
Bank of America	Buy	6/10/2022	(3)	22.64	26.00	22.3%	2,167	641	2,805	897
JP Morgan	Overweight	6/7/2022	(3)	20.21	25.00	17.6%	2,169	640	2,891	936
Morgan Stanley	Overweight	6/7/2022		20.21	30.00	41.1%	2,205	650	2,966	946
Piper Sandler	Overweight	6/7/2022	(3)	20.21	31.50	48.2%	2,161	628	2,917	942
Seaport Research	Buy	6/7/2022		20.21	26.00	22.3%	2,136	625	2,896	920
Stifel	Buy	6/7/2022	(3)	20.21	24.00	12.9%	2,156	629	2,914	907

				Median	26.00	22.3%	2,164	635	2,905	928

Analyst Recommendations – USWS(1)

						2022P		2023P
Research Institution	Recommendation	Publication Date	Price as of Publication Date ($)	Target Price ($)	Premium to Current Price(2)	Revenue ($, millions)	EBITDA ($, millions)	Revenue ($, millions)	EBITDA ($, millions)
Johnson Rice	Hold	5/23/22	0.58	1.30	90.9%	n/a	66	n/a	119
Piper Sandler	Neutral	5/18/22	0.59	1.00	46.8%	236	4	366	70
Stifel	Hold	4/12/22	0.91	1.00	46.8%	232	19	363	111

			Median	1.00	46.8%	234	19	364	111

(1)	Source: Wall Street Research
(2)	Source: Capital IQ. As of June 17, 2022.
(3)	Released initial reaction reports to ProFrac earnings release but did not adjust price target or provide updated estimates.

The following disclosure supplements the discussion beginning on page 108 of the proxy statement/information statement/prospectus under the heading “Commercial Arrangements with USWS.”

Additionally, on September 30, 2022, U.S. Well Services, LLC, a subsidiary of USWS, entered into a $12.5 million promissory note (the “Second Equify Note”) with Equify Financial, as lender, an affiliate of the Wilks Parties. The Second Equify Note provides for the debt financing of certain equipment to be used by U.S. Well Services, LLC in building an electric frac fleet. The Second Equify Note matures October 1, 2027. The Second Equify Note is payable by U.S. Well Services, LLC to Equify Financial in equal monthly installments of principal in the amount of $208,334.00, together with all accrued and unpaid interest on the outstanding principal balance of the Second Equify Note, commencing on November 1, 2022, and continuing thereafter until the maturity date. The Second Equify Note bears interest at a rate per annum equal to the lesser of (i) the sum of (A) “prime rate” as published in the Wall Street Journal from time to time plus (B) 9.25%, and (ii) the maximum amount of interest allowed by applicable law.

The following disclosure supplements the discussion beginning on page 122 of the proxy statement/information statement/prospectus under the heading “Interests of USWS Executive Officers and Directors in the Merger.”

During the negotiation of the Merger Agreement and the related transactions, no discussions were held between representatives of ProFrac and USWS regarding post-transaction employment opportunities or compensation for USWS’ employees.

Following execution of the Merger Agreement and the public announcement of the Merger, ProFrac Holdings II LLC (“ProFrac II”) and Mr. Shapiro entered into a consulting agreement as of October 11, 2022, pursuant to which Mr. Shapiro will provide consulting services to ProFrac II regarding financial analysis, modeling, due diligence review, strategic advisory services, and other financial, accounting and business advice as ProFrac II LLC may request from time to time that is associated with or otherwise related to ProFrac II’s sand operations and acquisitions. The fees for such services shall be $5,769 per week, and the term of the consulting agreement is for one month, and then month to month thereafter. Either party may terminate the consulting agreement at any time. In connection with the consulting agreement. Mr. Shapiro and ProFrac II entered into a confidentiality agreement as of October 11, 2022. Also in connection with the consulting agreement, USWS waived certain of its and its subsidiaries’ rights under certain employment and related agreements between USWS and Mr. Shapiro, and consented to Mr. Shapiro entering into the consulting and confidentiality agreements with ProFrac II, and ProFrac consented to such actions by USWS, in accordance with the Merger Agreement.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between USWS and ProFrac. In connection with this proposed transaction, ProFrac filed with the SEC a registration statement on Form S-4 containing a proxy statement/information statement/prospectus jointly prepared by USWS and ProFrac, and other related documents. The proxy statement/information statement/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS OF USWS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY USWS AND PROFRAC WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE USWS, PROFRAC AND THE PROPOSED TRANSACTION.

Stockholders of USWS may obtain free copies of the registration statement, the proxy statement/information statement/prospectus and other relevant documents filed by USWS and ProFrac with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by USWS and ProFrac with the SEC are also available free of charge on USWS’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation

USWS and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the transaction. Information regarding the officers and directors of USWS is included in USWS’ Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of USWS and in Current Report on Form 8-K filed with the SEC on May 4, 2022 by USWS. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy materials and other materials filed with the SEC in connection with the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date: October 18, 2022	By:	/s/ Josh Shapiro
Josh Shapiro Chief Financial Officer